Vanguard Total Bond Market Index Fund Summary Prospectus

April 28, 2015

Investor Shares for Participants Vanguard Total Bond Market Index Fund Investor Shares (VBMFX)

The Fund’s statutory Prospectus and Statement of Additional Information dated April 28, 2015, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.37% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.45% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2014

	1	Year	5 Years	10 Years
Vanguard Total Bond Market Index Fund Investor Shares	5.76%		4.25%	4.57%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. Aggregate Float Adjusted Index	5.85%		4.48%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	5.85		4.48	4.72
Barclays U.S. Aggregate Bond Index	5.97		4.45	4.71

Investment Advisor The Vanguard Group, Inc. (Vanguard) Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Total Bond Market Index Fund Investor Shares—Fund Number 84

CFA® is a registered trademark owned by CFA Institute.

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Total Bond Market Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Total Bond Market Index Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Total Bond Market Index Fund or any owners or purchasers of the Vanguard Total Bond Market Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market Index Fund or the owners of Vanguard Total Bond Market Index Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Total Bond Market Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD TOTAL BOND MARKET INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2015 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2015, Barclays. All rights reserved.

© 2015 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SPI 084 042015